Exhibit 10.1

                                CONVERSION NOTICE

                  The undersigned, GNB Bank Panama S.A. pursuant to the provisions of the Loan Agreement, dated as of September 30, 2002 entered into among GNB Bank Panama S.A. (the "Lender"), Phone1, Inc., Phone1Globalwide, Inc. ("Global") and Globaltron Communications Corporation (the "Loan Agreement"), hereby exercises its right to convert the Note and the Loan (as such terms are defined in the Loan Agreement) and hereby surrenders a principal amount of the Note and the Loan equal to $10,000,000, entitling the undersigned to receive 25,000,000 shares of the common stock of Global, par value .001 per share, and requests that the certificates for such shares be issued in the name of GNB Bank Panama S.A. and delivered to Lender as indicated by it to the transfer agent.

Dated:       December 19, 2002             GNB Bank Panama S.A.
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                                           By:  /s/ Camilo Verastegui
                                                ------------------------------
                                                Name:  Camilo Verastegui
                                                Title: General Manager